UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2012

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan		48152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 28, 2012, Tower International, Inc. (the “Company”) issued a press release announcing that it has sold all of the stock of its Korean subsidiary Seojin Industrial Company Ltd. (“Seojin”) to SECO, a privately owned Korean auto parts supplier for an estimated price of $47 million in cash plus the assumption by Buyer of the outstanding debt of Seojin. Fifty percent of the purchase price was paid on December 28, 2012, forty percent will be paid on January 31, 2013, and 10% percent will be paid in December 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, the Company intends to use the materials attached hereto as Exhibit 99.2 (the “Management Presentation”) in connection with meetings and communications with shareholders and members of the financial and investment community with respect to the sale of Seojin, and is incorporated herein by reference.

The information in this report, including Exhibits 99.1 and 99.2 hereto, are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made as of the date of the respective press release or Management Presentation and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The risk factors described in our reports filed with the SEC could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements. We do not assume any obligation to update or revise the forward-looking statements contained in the press release or Management Presentation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Tower International, Inc. press release dated December 28, 2012

99.2 Tower International, Inc. management presentation dated December 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By: /s/ Jeffrey Kersten

Name:	Jeffrey Kersten
Title:	Senior Vice President and Corporate Controller

Dated: December 28, 2012

EXHIBIT INDEX

Exhibit 99.1 Tower International, Inc. press release dated December 28, 2012

Exhibit 99.2 Tower International, Inc. management presentation dated December 28, 2012.